Merk Hard Currency Fund

Supplement dated December 15, 2008 to Prospectus dated August 1, 2008

Effective December 15, 2008, the following disclosure replaces the third paragraph in its entirety under “The Adviser’s Process” on page 3 of the Prospectus:

Money market instruments are issued by domestic and foreign governments, financial institutions, corporations and other entities to borrow money. The issuer pays a fixed, floating or variable rate of interest and must repay the amount borrowed at maturity. To try to reduce the interest rate and credit risk to its portfolio, the Fund typically maintains a weighted average portfolio maturity of less than eighteen months and only buys money market instruments that are issued by companies with an outstanding unsecured debt issue rated in the top three ratings by U.S. nationally recognized ratings services, or that the Adviser considers comparable in quality to instruments rated in the top three ratings.

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